UNITED STATES SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Pittsburgh & West Virginia Railroad
Name of the Registrant as Specified In Its Charter

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

IMPORTANT URGENT PROXY VOTING REQUEST

Your vote is important, no matter how
large or small your holdings may be.

May 16, 2011

Dear Shareholder,

Pittsburgh & West Virginia Railroad (the “Trust”) previously mailed you a package consisting of our annual report and this year’s proxy statement.  The Trust’s records indicate that you have not yet voted your shares.

It is extremely important that you exercise your voting privilege as soon as possible so as to minimize the Trust’s costs associated with the annual proxy process.

Voting is quick and easy. Please see the attached proxy card to vote by:

•	Internet
•	Telephone
•	Signing, dating and mailing proxy card in the enclosed, postage-paid envelope

If you have already voted, we thank you for your response. If you have further questions or would like additional material, please contact the company at ir@pwreit.com.  We appreciate your immediate attention.   Thank you.

Sincerely,

Pittsburgh & West Virginia Railroad

PITTSBURGH & WEST VIRGINIA RAILROAD
55 Edison Avenue, West Babylon, NY 11704
212.750.0373 | ir@pwreit.com | http://www.pwreit.com/

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date, Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

PITTSBURGH & WEST VIRGINIA RAILROAD 55 Edison Avenue West Babylon, NY 11704
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company In mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Trustees Recommends you vote FOR Proposals 1 and 2	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. _________________________________		┐
1. Election of Trustees Nominees
01. David H. Lesser		02. Virgil E. Wenger	03. Patrick R. Haynes, III		04. William S. Susman

					For	Against	Abstain
2. Ratification of Appointment of Gibbons & Kawash, A.C., the Trust’s independent public accounting firm					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date